Exhibit 99.1

Office of the US Trustee—Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: April 2011

	Required Documents	Document Attached	Previously Submitted	Explanation Attached
1.	Income Statement (profit and loss statement).	( X )	( )	( )
2.	Comparative Balance Sheet.	( X )	( )	( )
3.	Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4.	Statement of Aged Receivables.	( X )	( )	( )
5.	Statement of Aged Payables.	( X )	( )	( )
6.	Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7.	Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: May 6, 2011
Principal Accounting Officer Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
		November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011
	10/28/10-10/31/10
Income
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069
Occupancy	—	971	595		—	—	—
Director Fees	—	—	750	2,500	3,500	2,500	2,500
Investor Relations	692	234	—	—	—	—	—
Service Contracts	—	89	—	—	—	—	—
Ongoing Professional costs	—	1,646	2,334	12,298	5,529	3,995	3,922
Professionals	—	—	65,179		—	—	—
Interest Expense DIP loan	—	1,700	4,038	—	—	—	—
Loan Fee	—	100,000	—	—	—	—	—
Special Cousel	—	332,726	162,000	16,000	15,381	2,000	5,689
Debtor’s Counsel	—	75,540	50,854	24,139	20,549	17,217	12,196

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,620	$31,189	$27,375

Net Loss	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,620)	$(31,189)	$(27,375)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,343	$7,236,131

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,703	$175,184	$187,347
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,703	$175,184	$187,347

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,867	$47,568,348	$47,580,511

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,288)	$(293,799,477)	$(293,826,852)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,816)	$(40,317,005)	$(40,344,380)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,343	$7,236,131

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: April 30, 2011

Cash Receipts

Date	Description (Source)	Amount
	Beginning Cash Balance	$5,827,500.42
		$—

	Total Cash Receipts	$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: April 30, 2011

Cash Disbursements

Date	Check No.	Payee	Description	Amount
4/1/2011	1031	Patrick J. Rusnak	Dec - Feb Services Rendered	$2,053.81
4/1/2011	1032	Shelly L. Krasselt	Dec - mid March Services Rendered	$2,312.45
4/1/2011	1033	Jay B. Simmons	Dec - Feb Services Rendered	$3,392.86
4/1/2011	1034	Denise Sloon	Payroll Services Rendered	$175.00
4/8/2011	1035	RR Donnelley	EDGAR Preparation and Transmission Fees	$443.00
4/8/2011	1036	IST Shareholder Services	Transfer Agent Service Fees for April	$1,333.88
4/9/2011	1037	US Trustee - 8021006097	Quarterly Trustee Payment	$1,950.00
4/29/2011	1038	J. Frank Armijo	April Retainer Board of Director Fees	$500.00	*
4/29/2011	1039	Kay C. Carnes	April Retainer Board of Director Fees	$500.00	*
4/29/2011	1040	Craig D. Eerkes	April Retainer Board of Director Fees	$500.00	*
4/29/2011	1041	Donald H. Swartz	April Retainer Board of Director Fees	$500.00	*
4/29/2011	4042	P. Mike Taylor	April Retainer Board of Director Fees	$500.00	*
4/29/2011	Wire	Morrison Foerester	March Services Rendered	$1,030.80
4/29/2011	Wire	AmericanWest Bank	Wire Transfer Fees	$20.00

Total Cash Disbursements				$15,211.80

Adjustments (explain)				$—

Ending Cash Balance (must be reconcile to the bank statement for account cited above)				$5,812,288.62

* Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount
1/25/2011	1009	J. Frank Armijo	January 2011 Board Fees	500.00

AMERICANWEST BANCORPORATION

100605591

DEBTOR IN POSSESSION

Operations TEST

Apr 30, 2011

Pg 1 of 1

Ban Control

04/01/2011 Beginning Balance 5,831,399.42

0 Deposits/Other Credits + .00

15 Checks/Other Debits – 16,110.80

04/30/2011 Ending Balance 30 Days in statement Period 5,815,288.62

Checks listed in numerical order; (*) indicates gap in sequence

Check Date Amount Check Date Amount

1023 04/04 899.00 1032 04/01 2,312.45

1024 04/04 500.00 1033 04/01 3,392.86

1025 04/07 500.00 1034 04/07 175.00

1026 04/05 500.00 1035 04/13 443.00

1027 04/01 500.00 1036 04/14 1,333.88

1028 04/01 500.00 1037 04/22 1,950.00

1031* 04/04 2,053.81

Other Debits

04/29/2011 Outgoing Wire Trans 1,030.80

MORRISON FOERSTE WIRE XFER

04/29/2011 Wire Transfer fee 20.00

MORRISON FOERSTE WIRE XFER

Daily Ending Balance

04/01 5,824,694.11 04/07 5,820,066.30 04/22 5,816,339.42

04/04 5,821,241.30 04/13 5,819,623.30 04/29 5,815,288.62

04/05 5,820,741.30 04/14 5,818,289.42

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending April 30, 2011

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$—	$—	$—	$—	$—
Postpetition
$—	$—	$—	$—	$—
Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance			$—
New Accounts this Month			$—
Balance			$—
Amount Collected on Prior Accounts			$—
Closing Balance			$—
Check Figure			$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending April 30, 2011

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
	Foster Pepper	$62,232	$12,196	$17,218	$3,970	$28,847
	Morrison Foerster	$102,521	$6,400	$258	$3,210	$92,654
	Sandler O’Neil	$13,000	$—	$—	$—	$13,000
	Taxing authorities for payroll taxes withheld and accrued	$2,634	$2,634	$—	$—	$—
	Patrick J. Rusnak Services Performed	$700	$25	$675	$—	$—
	Jay Simmons Services Performed	$4,100	$700	$3,400	$—	$—
	Shelly L. Krasselt Services Performed	$2,160	$1,360	$800	$—	$—

	Totals	$187,347	$23,315	$22,351	$7,180	$134,501

	Accounts Payable Reconciliation
	Opening Balance	$175,184
	Total New Indebtedness Incurred this Month	$20,708

	Balance	$195,892

	Amount paid on Prior Accounts Payable	$8,545

	Closing Balance	$187,347

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: April 30, 2011

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

AmericanWest Bancorporation filed its proposed Plan and Disclosure Statement on March 15, 2011. The one objection to the disclosure statement has been resolved and Court approval of the disclosure statement is scheduled for May 12, 2011. The tentative date for the hearing on confirmation of the plan is June 30, 2011.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

            :  Yes

    X     :  No             Identify amount, who was paid and the date paid:             N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

Sandler O’Neil, the debtor’s financial advisor, has filed a motion for allowance of administrative claim in an unspecified amount. If allowed, such a claim could delay or reduce distribution to other creditors under the plan. This situation is discussed in the disclosure statement.

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$1,284	$—	N/A	$—
Withholding	$1,123	$—	N/A	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$227	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount**
Patrick J. Rusnak	CEO and President	Services Performed	$25
Jay Simmons	EVP, General Counsel and Secretary	Services Performed	$700
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$1,360

*List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

** Amounts shown are for the month ending April 30, 2011.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	*	$137,568	$62,232
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$1,031	*	$431,971	$102,521
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $12,196; Special Counsel $6,400.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	3
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	3

Total payroll for the period	$2,085